UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 16, 2024

ESSEX PROPERTY TRUST, INC.

ESSEX PORTFOLIO, L.P.

(Exact Name of Registrant as Specified in Its Charter)

001-13106 (Essex Property Trust, Inc.)
333-44467-01 (Essex Portfolio, L.P.)
(Commission File Number)

Maryland	77-0369576
(Essex Property Trust, Inc.)	(Essex Property Trust, Inc.)
California	77-0369575
(Essex Portfolio, L.P.)	(Essex Portfolio, L.P.)
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1100 Park Place, Suite 200
San Mateo, CA	94403
(Address of principal executive offices)	(Zip Code)

(650) 655-7800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value (Essex Property Trust, Inc.)	ESS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Essex Property Trust, Inc.	Emerging growth company	☐
Essex Portfolio, L.P.	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 14, 2024, Essex Property Trust, Inc. (the “Company”) held its Annual Meeting, at which the Company’s stockholders:

1.
Elected the following nominees to serve as directors until the 2025 annual meeting or until their successors are duly elected and qualified: John V. Arabia, Keith R. Guericke, Anne B. Gust, Maria R. Hawthorne, Amal M. Johnson, Mary Kasaris, Angela L. Kleiman, Irving F. Lyons, III, and George M. Marcus.

2.	Ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

3.	Approved, on a non-binding advisory basis, the Company's named executive officer compensation as disclosed in the Proxy.

As of the record date of March 1, 2024, for the Annual Meeting, there were 64,206,278 shares of common stock outstanding and entitled to vote.

(i)	The results of the voting for the directors were as follows:

	FOR	AGAINST	ABSTENTIONS

John V. Arabia	56,268,132	17,273	32,454
Keith R. Guericke	55,776,071	496,497	45,291
Anne B. Gust	56,233,193	55,079	29,587
Maria R. Hawthorne	56,266,221	21,019	30,619
Amal M. Johnson	55,903,830	382,666	31,363
Mary Kasaris	56,002,689	285,283	29,887
Angela L. Kleiman	56,117,738	173,030	27,091
Irving F. Lyons, III	55,783,053	503,312	31,494
George M. Marcus	55,155,604	1,113,437	48,818

There were 2,006,186 broker non-votes with respect to the election of the Company’s directors.

(ii)	The results of the voting for the ratification of KPMG LLP as the Company’s registered public accounting firm for the year ending December 31, 2024 were as follows:

For	Against	Abstentions
55,705,492	2,589,832	28,721

(iii)	The results of the advisory vote to approve named executive officer compensation as disclosed in the Proxy were as follows:

For	Against	Abstentions	Broker Non-Votes
55,203,104	1,035,924	78,831	2,006,186

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: May 16, 2024
Essex Property Trust, Inc.

/s/ Anne Morrison
	Name:	Anne Morrison
	Title:	Chief Administrative Officer, Executive Vice President, General Counsel and Secretary

Essex Portfolio, L.P.

By: Essex Property Trust, Inc., its General Partner

/s/ Anne Morrison
	Name:	Anne Morrison
	Title:	Chief Administrative Officer, Executive Vice President, General Counsel and Secretary